--------------------------------------------------------------------------------
                                                    WEITZ SERIES FUND, INC.

                               HICKORY PORTFOLIO

                                     ANNUAL

                                     REPORT

                                 MARCH 31, 1998

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161

                                402-391-2125 FAX

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one year period ended March 31, 1998, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                       DIFFERENCE
           PERIOD ENDED             HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
----------------------------------  -------------  -----------  -------------------------

Mar. 31, 1998 (3 months)                   24.1%         13.9%               10.2%

Dec. 31, 1997                              39.2          33.4                 5.8

Dec. 31, 1996                              35.4          22.9                12.5

Dec. 31, 1995                              40.5          37.5                 3.0

Dec. 31, 1994                             -17.3           1.3               -18.6

Dec. 31, 1993 (9 months)                   20.3           5.5                14.8

Since Inception (April 1, 1993)
 Cumulative                               226.7         174.4                52.3

Compound Annual
 Average Return                            26.7          22.4                 4.3

The portfolio's average annual total return for the one year ending March 31, 1998, and for the period since inception (April 1, 1993) was 71.8% and 26.7%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

The graph below shows the growth in value of a $100,000 investment in Hickory since inception (April 1, 1993) to March 31, 1998 assuming the reinvestment of all capital gain distributions and dividends, compared to the growth in value of $100,000 invested in the S&P 500 for the same period, also assuming dividend reinvestment. Hickory's performance numbers are calculated after deducting all fees and expenses.

    WEITZ HICKORY PORTFOLIO
             VALUE      VALUE
  DATE      HICKORY    S&P 500
---------  ---------  ---------
03/31/93   $ 100,000  $ 100,000
04/30/93   $  91,621  $  97,583
05/31/93   $  95,999  $ 100,184
06/30/93   $  96,609  $ 100,476
07/31/93   $  99,489  $ 100,071
08/31/93   $ 107,204  $ 103,859
09/30/93   $ 108,002  $ 103,062
10/31/93   $ 115,026  $ 105,192
11/30/93   $ 111,438  $ 104,193
12/31/93   $ 120,267  $ 105,452
01/31/94   $ 118,421  $ 109,034
02/28/94   $ 116,476  $ 106,076
03/31/94   $ 110,109  $ 101,457
04/30/94   $ 109,060  $ 102,759
05/31/94   $ 110,065  $ 104,440
06/30/94   $ 104,789  $ 101,881
07/31/94   $ 104,153  $ 105,224
08/31/94   $ 110,360  $ 109,530
09/30/94   $ 109,189  $ 106,855
10/31/94   $ 107,787  $ 109,247
11/30/94   $ 101,810  $ 105,272
12/31/94   $  99,476  $ 106,830
01/31/95   $  99,870  $ 109,599
02/28/95   $ 103,994  $ 113,865
03/31/95   $ 105,513  $ 117,219
04/30/95   $ 105,229  $ 120,668
05/31/95   $ 111,054  $ 125,480
06/30/95   $ 118,331  $ 128,392
07/31/95   $ 124,859  $ 132,647
08/31/95   $ 133,445  $ 132,978
09/30/95   $ 139,110  $ 138,586
10/31/95   $ 133,237  $ 138,091
11/30/95   $ 137,345  $ 144,146
12/31/95   $ 139,728  $ 146,922
01/31/96   $ 146,980  $ 151,917
02/29/96   $ 148,848  $ 153,328
03/31/96   $ 148,334  $ 154,805
04/30/96   $ 151,650  $ 157,084
05/31/96   $ 159,513  $ 161,128
06/30/96   $ 163,383  $ 161,741
07/31/96   $ 150,145  $ 154,599
08/31/96   $ 160,466  $ 157,864
09/30/96   $ 168,758  $ 166,741
10/31/96   $ 171,426  $ 171,337
11/30/96   $ 179,661  $ 184,276
12/31/96   $ 189,125  $ 180,625
01/31/97   $ 195,946  $ 191,903
02/28/97   $ 200,614  $ 193,409
03/31/97   $ 190,121  $ 185,477
04/30/97   $ 190,461  $ 196,540
05/31/97   $ 217,223  $ 208,497
06/30/97   $ 220,947  $ 217,832
07/31/97   $ 229,579  $ 235,160
08/31/97   $ 232,386  $ 221,995
09/30/97   $ 248,189  $ 234,145
10/31/97   $ 251,508  $ 226,334
11/30/97   $ 248,562  $ 236,802
12/31/97   $ 263,210  $ 240,866
01/31/98   $ 271,106  $ 243,516
02/28/98   $ 285,746  $ 261,049
03/31/98   $ 326,893  $ 274,362

This information represents past performance of the Hickory Portfolio and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The index used for comparison purposes is the S&P 500 Index which consists of 500 companies. The index is unmanaged and widely recognized as representative of the equity market in general. Investment expenses are not deducted from the S&P 500 Index. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                         MARCH 31, 1998 - ANNUAL REPORT

                                                                   April 8, 1998

Dear Fellow Shareholder:

      The first quarter of 1998 was virtually unbelievable. Hickory's total return was 24.1%, significantly higher than the S&P 500's total return (including reinvested dividends) of 13.9%. Over the last twelve months, Hickory's total return was 71.8%, while the S&P 500's total return was 48.0%. According to Lipper, the average growth mutual fund had a total return of 42.9% over the same period.

REVIEW AND OUTLOOK

      This has been an extraordinary period for Hickory. Not only have our returns been significantly higher than I would have predicted, Hickory has also been the recipient of an accelerating flow of new money. One year ago, Hickory's assets stood at $12 million and three months ago they were just under $22 million. Hickory ended this quarter with assets over $44 million. A review of our recent experience suggests that three questions would be of particular interest: Why have Hickory's recent results been so good? What can we expect in the future? And how will this flood of new money affect the fund's future performance? The rest of this letter will address these questions.

Q: WHY HAVE HICKORY'S RECENT RESULTS BEEN SO GOOD?
      Hickory's recent performance has been fantastic. These are the best twelve- and three-month returns we have ever generated. And while I hope to manage Hickory for many years in the future, it would not shock me if we never again experience short-term results that are this good. As I have told you many times, my investment style is to concentrate Hickory's assets on those stocks that offer the best combination of long-term value growth and current discount to value. I try to identify situations where the fundamentals of a company will eventually justify a significantly higher stock price. In no way do I try to predict when the market will react. Having an investment style that virtually ignores timing considerations makes predicting when my stocks will rise almost an exercise in futility. Nevertheless, in hindsight a handful of factors seem helpful in explaining the market's increased acceptance of the value of our companies. First, it has been a strong period in the overall stock market. This has created a good environment for high absolute returns. Second, Hickory's focus on domestic service companies has helped us avoid the Asian flu. As investors have looked for companies that can continue to grow in this uncertain economic environment, several of our investments have apparently fit the bill. Finally, certain industry events have served to refocus investors on the potential and value of our companies. In earlier letters I have told you about the changing sentiment toward cable companies, driven partially by Microsoft's investment in Comcast last year. In this quarter the biggest shift of that sort came for the cellular industry, particularly rural cellular. Several transactions highlighted the value of cellular companies, capped by Alltel's announced purchase of 360 Communications, one of our largest holdings at the time.

Q: WHAT CAN WE EXPECT IN THE FUTURE?
      All of this good news in a short period of time certainly makes future performance more of a challenge. Last year at this time I told you that I was having "absolutely no trouble finding attractive stocks to buy". I will not make the same statement today. I am finding stocks to buy -- it just isn't as easy as it was a year ago. The bottom line is that it would be foolish to expect future returns to match Hickory's recent results. That has never been a reasonable objective. It is reasonable, however, to expect that I will continue to manage Hickory in the same way. I will continue to buy growing value, priced at a discount and continue to concentrate our investments in those pockets of value I identify, wherever they might be. And, although it is never possible to predict what the market will do, I remain confident that this approach should continue to lead to satisfactory, if not spectacular, long-term results.

Q: HOW DOES NEW MONEY AFFECT HICKORY?
      Finally, I want to address the impact of new money flowing into Hickory. As I see it, on balance new money has been positive for Hickory's existing shareholders. There are two positive effects as well as two potential negatives that I want to point out.

      First, a growing asset base reduces the size of current taxable distributions per Hickory share (more shares and the same taxable gains to distribute means smaller distributions per share), effectively delaying Hickory's tax consequences until later. More assets also means that unrealized gains are a smaller percentage of the fund's total assets than they would otherwise be, so the potential for future capital gains can be smaller. Altogether, new money has made Hickory tax-friendlier now and in the future than it would have otherwise been.

      Second, one of the most difficult tasks of portfolio management is figuring out when to sell a successful investment. I suspect that I have a tendency to hold stocks beyond an optimal point. This is caused partly by a quite rational desire to delay realizing a gain so as to put off paying taxes. But there is also a natural human tendency to stick with the comfortable stock that has worked. New money flows help me to overcome that tendency. As I see it, when new money doubles the size of the fund, it is as if I involuntarily sell half of each of our stock positions. This phenomena has allowed me to rebalance the portfolio, buying more of the most attractive stocks while allowing the percentage of Hickory's assets invested in other stocks to shrink. I think this has resulted in a better portfolio with more attractive future prospects.

      There are also two potential negatives that I do not believe have significantly affected our performance to date. The first has to do with how rapidly new money is added to the fund. The second has to do with the absolute size of the fund. If new money is added too rapidly, it might be difficult to immediately put this money to work, leaving the fund chronically under-invested. While Hickory's cash position is higher than it has been historically, this is more the result of the lack of current investment opportunities than an inability to buy stocks. As for Hickory's absolute size, the fund is still quite small compared to other similar funds and to the universe of U.S. stocks. While there is no doubt some size that is too big, I believe we are a long way from that point.

      The above discussion focused on investment issues -- client service is another matter. The increased publicity has created the logistical challenge of fielding many extra calls each day, answering questions about the funds, and mailing the appropriate information at a seasonally busy time of year and is straining our systems a bit. This has meant adding temporary staff, after-hours mailroom work for all of us, and a regrettable increase in the use of the "hold" button by our receptionist. However, we continue to have higher minimums than most mutual funds, are discouraging "hot money" investors, and are working on our systems to make sure that we will be able to maintain the quality of our client service effort. In the meantime, we appreciate your patience with the occasional inconvenience of dealing with an overly-busy staff member.

      In summary, I remain optimistic about Hickory's long-term prospects. While I would not expect us to experience another three or twelve months like the ones we just had, and would not be surprised if both the market and Hickory experienced a decline, I continue to believe that the patient, long-term Hickory investor should be rewarded over the years to come.

SHAREHOLDER INFORMATION MEETING

      Please join us on WEDNESDAY, MAY 27, 1998 AT THE OMAHA MARRIOTT for this annual chance to meet our staff and your fellow shareholders and to ask any questions you may have. There is no formal business to conduct, so the doors will open at 4:00 p.m. and the investment discussion will begin 4:30 p.m. The meeting will conclude at 5:45 p.m. We have a large number of new shareholders this year, so PLEASE CALL THE RECEPTIONIST TO LET US KNOW IF YOU PLAN TO ATTEND.

      One final note -- Hickory's new assets have one additional benefit. Hickory's price is now available daily in The Wall Street Journal, and in any other newspaper that chooses to pick up the feed. I continue to suggest that you ignore the day-to-day market wiggles, but if you insist.........................

      As always, I appreciate your support, and I welcome your questions.

                                                          Sincerely,

                                                          /S/ RICHARD LAWSON

                                                          Richard F. Lawson
                                                          Portfolio Manager

                            SCHEDULE OF INVESTMENTS

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1998

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                                 -----------      -----------
              COMMON STOCKS -- 87.8%
              AUTO SERVICES 1.7%
     70,000   Insurance Auto Auctions, Inc.*                                $   770,000      $   770,000
                                                                            -----------      -----------

              CABLE TELEVISION -- 14.6%
     30,000   Adelphia Communications Corp. CL A*                               250,625          888,750
    247,500   Century Communications Corp. CL A*                              1,891,759        3,171,094
     16,000   Comcast Corporation CL A                                          311,275          555,000
     11,500   Comcast Corporation Special CL A                                  168,233          406,094
     15,448   Tele-Communications, Inc. CL A*                                   185,444          480,337
     28,000   U.S. West Media Group*                                            623,210          973,000
                                                                            -----------      -----------
                                                                              3,430,546        6,474,275
                                                                            -----------      -----------
              CONSUMER PRODUCTS AND SERVICES -- 1.9%
     37,000   American Classic Voyages Co.*                                     288,125          851,000
                                                                            -----------      -----------

              DIVERSIFIED INDUSTRIES -- 3.0%
     12,000   Lynch Corp.*                                                      978,993        1,308,000
                                                                            -----------      -----------

              FINANCIAL SERVICES -- 8.7%
     27,000   Capital One Financial Corp.                                       938,171        2,129,625
     72,000   Imperial Credit Industries, Inc.*                               1,264,645        1,705,500
                                                                            -----------      -----------
                                                                              2,202,816        3,835,125
                                                                            -----------      -----------
              HEALTH CARE -- 1.6%
     30,000   Lab Holdings, Inc.                                                730,363          705,000
                                                                            -----------      -----------

              INFORMATION SERVICES -- 1.9%
     25,000   Data Transmission Network Corp.*                                  696,125          862,500
                                                                            -----------      -----------

              MEDIA AND ENTERTAINMENT -- 7.3%
     18,750   Tele-Communications Liberty Media CL A*                           228,212          644,531
     18,104   Tele-Communications TCI-Ventures Grp A*                           140,454          317,952
     55,000   Valassis Communications, Inc.*                                    932,412        2,255,000
                                                                            -----------      -----------
                                                                              1,301,078        3,217,483
                                                                            -----------      -----------
              MORTGAGE BANKING -- 9.6%
      8,000   Countrywide Credit Industries, Inc.                               109,230          425,000
     86,500   New Century Financial Corp.*                                      857,125          854,187
    130,000   Resource Bancshares Mtg. Grp., Inc.                             1,734,818        2,063,750
     60,000   Southern Pacific Funding Corp.*                                   893,162          922,500
                                                                            -----------      -----------
                                                                              3,594,335        4,265,437
                                                                            -----------      -----------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                                 -----------      -----------
              REAL ESTATE AND CONSTRUCTION -- 2.3%
     13,500   Forest City Enterprises, Inc. CL A                            $   449,173      $   761,906
      8,500   SLH Corp.*                                                         27,129          272,000
                                                                            -----------      -----------
                                                                                476,302        1,033,906
                                                                            -----------      -----------
              REAL ESTATE INVESTMENT TRUSTS -- 14.7%
     50,000   Hanover Capital Mortgage Holdings, Inc.                           757,332          812,500
    120,000   NovaStar Financial, Inc.                                        2,180,719        2,370,000
    141,315   Redwood Trust, Inc.                                             3,155,790        3,320,902
                                                                            -----------      -----------
                                                                              6,093,841        6,503,402
                                                                            -----------      -----------
              TELECOMMUNICATIONS SERVICES -- 20.5%
     80,000   360 Communication Co.*                                          1,612,324        2,500,000
    142,000   Centennial Cellular Corp. CL A*                                 2,026,444        3,731,945
     95,000   Corecomm, Inc.*                                                 1,416,747        1,582,349
      1,500   East/West Communications, Inc.*                                       225            1,500
     71,000   Vanguard Cellular Systems, Inc. CL A*                             911,609        1,291,312
                                                                            -----------      -----------
                                                                              5,967,349        9,107,106
                                                                            -----------      -----------

                      Total Common Stocks                                    26,529,873       38,933,234
                                                                            -----------      -----------

              WARRANTS -- 0.7%
     50,000   Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00              16,950          156,250
     20,000   NovaStar Financial, Inc., Expiring 10/30/00                        29,400          135,000
                                                                            -----------      -----------
                      Total Warrants                                             46,350          291,250
                                                                            -----------      -----------


   FACE
  AMOUNT
-----------
              SHORT-TERM SECURITIES -- 14.2%
 $3,352,732   Norwest U.S. Government Money Market Fund                       3,352,732        3,352,732
  1,000,000   Federal Home Loan Bank Discount Note 6/10/98                      989,539          989,153
  2,000,000   Federal Home Loan Mtg. Corp. Discount Note 6/12/98              1,978,400        1,977,694
                                                                            -----------      -----------
                                                                              6,320,671        6,319,579
                                                                            -----------      -----------
                      Total Investments in Securities                       $32,896,894       45,544,063
                                                                            -----------      -----------
                                                                            -----------
              Other Liabilities in Excess of Other Assets -- (2.7%)                           (1,215,950)
                                                                                             -----------

                      Total Net Assets -- 100%                                               $44,328,113
                                                                                             -----------
                                                                                             -----------
                      Net Asset Value Per Share                                              $    29.414
                                                                                             -----------
                                                                                             -----------

 * Non-income producing

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1998

Assets:
    Investment in securities at value (cost $32,896,894)                          $ 45,544,063
    Accrued interest and dividends receivable                                           53,558
                                                                                  ------------
            Total assets                                                            45,597,621
                                                                                  ------------

Liabilities:
    Due to adviser                                                                      38,112
    Payable for securities purchased                                                 1,221,836
    Other expenses                                                                       9,560
                                                                                  ------------
            Total liabilities                                                        1,269,508
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $ 44,328,113
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                           1,507
    Additional paid-in capital                                                      30,519,443
    Accumulated undistributed net realized gains                                     1,159,994
    Net unrealized appreciation of investments (note 5)                             12,647,169
                                                                                  ------------

            Net assets                                                            $ 44,328,113
                                                                                  ------------
                                                                                  ------------
Net asset value and redemption price per share of outstanding
 capital stock (1,507,036 shares outstanding)                                     $     29.414
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1998

Investment income:
    Dividends                                                                     $   176,690
    Interest                                                                           90,595
                                                                                  -----------
            Total investment income                                                   267,285
                                                                                  -----------

Expenses (note 3):
    Investment advisory fee                                                           199,039
    Administrative fee                                                                 48,725
    Audit fees                                                                         16,067
    Director's fees                                                                     1,171
    Other expenses                                                                     27,743
                                                                                  -----------
            Total expenses                                                            292,745
                                                                                  -----------

            Net investment (loss)                                                     (25,460)
                                                                                  -----------

Realized and unrealized gain on investments:
    Realized gain on investments                                                    1,995,094
    Net unrealized appreciation of investments                                     10,256,171
                                                                                  -----------
            Net realized and unrealized gain on investments                        12,251,265
                                                                                  -----------
            Net increase in net assets resulting from operations                  $12,225,805
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED MARCH 31,
                                                                                          1998           1997
                                                                                      -------------  -------------
Increase in net assets:
    From operations:
        Net investment income (loss)                                                  $     (25,460) $      29,576
        Net realized gain                                                                 1,995,094        754,913
        Net unrealized appreciation                                                      10,256,171      1,254,201
                                                                                      -------------  -------------
            Net increase in net assets resulting from operations                         12,225,805      2,038,690
                                                                                      -------------  -------------

    Distributions to shareholders from:
        Net investment income                                                               (54,656)        (1,255)
        Net realized gain                                                                (1,462,058)      (528,237)
                                                                                      -------------  -------------
            Total distributions                                                          (1,516,714)      (529,492)
                                                                                      -------------  -------------

    Capital share transactions (note 4):
        Proceeds from sales                                                              23,078,046      4,480,732
        Payments for redemptions                                                         (3,086,396)      (872,598)
        Reinvestment of distributions                                                     1,406,036        445,790
                                                                                      -------------  -------------
            Total increase from capital share transactions                               21,397,686      4,053,924
                                                                                      -------------  -------------
            Total increase in net assets                                                 32,106,777      5,563,122
                                                                                      -------------  -------------

Net assets:
    Beginning of period                                                                  12,221,336      6,658,214
                                                                                      -------------  -------------

    End of period                                                                     $  44,328,113  $  12,221,336
                                                                                      -------------  -------------
                                                                                      -------------  -------------

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following information provides selected data for a share of the Hickory Portfolio outstanding throughout the periods indicated.

                                                           YEAR ENDED MARCH 31,
                                          ------------------------------------------------------
                                           1998         1997      1996+++      1995       1994
                                          -------    ----------  ----------  --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD      $18.899    $   15.564  $   11.257  $ 12.227   $ 11.147
                                          -------    ----------  ----------  --------   --------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)             (0.007)        0.045       0.004    (0.008)    (0.290)
  Net gains or losses on securities
   (realized and unrealized)               12.503         4.329       4.504    (0.508)     1.420
                                          -------    ----------  ----------  --------   --------
  Total from investment operations         12.496         4.374       4.508    (0.516)     1.130
                                          -------    ----------  ----------  --------   --------

LESS DISTRIBUTIONS:
  Dividends from net investment income     (0.073)       (0.002)     (0.136)       --      0.083
  Distributions from realized gains        (1.908)       (1.037)     (0.065)   (0.454)    (0.133)
                                          -------    ----------  ----------  --------   --------
  Total distributions                      (1.981)       (1.039)     (0.201)   (0.454)    (0.050)
                                          -------    ----------  ----------  --------   --------

NET ASSET VALUE, END OF PERIOD            $29.414    $   18.899  $   15.564  $ 11.257   $ 12.227
                                          -------    ----------  ----------  --------   --------
                                          -------    ----------  ----------  --------   --------

TOTAL RETURN                                71.8%         28.2%       40.6%     (4.2%)     10.1%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)          $44,328    $   12,221  $    6,658  $  3,619   $  2,499

Ratio of net expenses to average net
 assets                                     1.46%        1.50%+      1.50%+     1.50%      1.50%

Ratio of net investment income (loss) to
 average net assets                        (0.13%)        0.33%       0.02%    (0.17%)    (2.92%)

Portfolio turnover rate                       29%           28%         28%       20%        29%

Average commission rate paid (per
 share)++                                 $0.0540    $   0.0498

+ Absent voluntary waivers, the expense ratio would have been 1.56% for the year ended March 31, 1997, and 1.61% for the year ended March 31, 1996.
++  Required by regulations issued in 1995.
+++ Calculated using average daily shares.

                See accompanying notes to financial statements.

                  WEITZ SERIES FUND, INC. -- HICKORY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1998

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end non-diversified management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1998, the Fund had four series: the Hickory Portfolio, the Value Portfolio, the Fixed Income Portfolio, and the Government Money Market Portfolio. The accompanying financial statements present the financial position and results of operations of the Hickory Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

   (a) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

       - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

       - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

       - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

       - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the year ended March 31, 1998, such options are authorized.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   (b) FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

   (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date securities are purchased or sold (trade date). Income dividends are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the security sold.

   (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended March 31, 1998, the fee was calculated at an average annual rate of .24% of the Portfolio's average daily net assets.

    Weitz Securities, Inc., as distributor, received no compensation for the distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Hickory Portfolio. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follow:

                                                                                  YEAR ENDED MARCH 31,
                                                                                    1998       1997
                                                                                  ---------  ---------
Transactions in shares:
  Shares issued.................................................................    917,276    245,327
  Shares redeemed...............................................................   (128,242)   (50,285)
  Distributions reinvested......................................................     71,331     23,823
                                                                                  ---------  ---------
    Net increase................................................................    860,365    218,865
                                                                                  ---------  ---------
                                                                                  ---------  ---------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $20,551,877 and $5,457,685, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 1998, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $13,121,790 and $474,621, respectively.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. -- Hickory Portfolio:

      We have audited the accompanying statement of assets and liabilities of the Hickory Portfolio of Weitz Series Fund, Inc., including the schedule of investments in securities, as of March 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for all years prior to April 1, 1996, were audited by other auditors whose report, dated April 17, 1996, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hickory Portfolio of Weitz Series Fund, Inc. as of March 31, 1998, and the results of its operations, changes in its net assets, and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

                                          /s/ McGladrey & Pullen, LLP

New York, New York
April 17, 1998

--------------------------------------------------------------------------------
     WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.